Exhibit 10(ii)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger G. Ackerman, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

/s/ Roger G. Ackerman

Roger G. Ackerman,

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Thomas C. Barry, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 11 day of February, 2008.

/s/ Thomas C. Barry

Thomas C. Barry,

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Kathleen A. Corbet, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 15th day of February, 2008.

/s/ Kathleen A. Corbet

Kathleen A. Corbet

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James H. DeGraffenreidt, Jr., Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of February, 2008.

/s/ James H. DeGraffenreidt, Jr.

James H. DeGraffenreidt, Jr.

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Patricia Diaz Dennis, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 14th day of February, 2008.

/s/ Patricia Diaz Dennis

Patricia Diaz Dennis

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William B. Ellis, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 12 day of February, 2008.

/s/ William B. Ellis

William B. Ellis

Director

6

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert A. Essner, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

/s/ Robert A. Essner

Robert A. Essner

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert M. Furek, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 11th day of February, 2008.

/s/ Robert M. Furek

Robert M. Furek

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Raymond W. LeBoueuf, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 10th day of February, 2008.

/s/ Raymond W. LeBoueuf

Raymond W. LeBoueuf

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William B. Marx, Jr., Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 10th day of February, 2008.

/s/ William B. Marx, Jr.

William B. Marx, Jr.

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, John F. Maypole, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of February, 2008.

/s/ John F. Maypole

John F. Maypole

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Marc Racicot, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 14th day of February, 2008.

/s/ Marc Racicot

Marc Racicot

Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Stuart Reese, Director, Chairman, President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, President and Chief Executive Officer (Principal Executive Officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

/s/ Stuart H. Reese

Stuart Reese

Director, President and Chief Executive Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael T. Rollings, Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

/s/ Michael T. Rollings

Michael T. Rollings,

Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Norman A. Smith, Corporate Vice President and Controller of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Corporate Vice President and Controller (Principal Accounting Officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

/s/ Norman Smith

Norman A. Smith,

Corporate Vice President and Controller

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William T. Spitz, Member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Patricia Walsh, Corporate Vice President and Associate General Counsel of MassMutual and John Deitelbaum, Corporate Vice President and Associate General Counsel of MassMutual, (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 16th day of February, 2008.

_/s/ William T. Spitz

William T. Spitz

Director